                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. _)

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 167;240.14a- 12

                          Avalon Holdings Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. */td** */tr**

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

--------------------------------------------------------------------------------

*  Denotes less than
** Denotes more than

--------------------------------------------------------------------------------




[LOGO OF AVALON HOLDINGS                AVALON HOLDINGS
CORPORATION]                            CORPORATION



                                        Notice of Annual Meeting
                                        of Shareholders
                                        April 29, 2002
                                        and
                                        Proxy Statement



   Avalon Holdings Corporation . One American Way . Warren, Ohio 44484-5555


--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 2002

To the Shareholders of Avalon Holdings Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Avalon Holdings Corporation will be held at the Grand Pavilion, One American Way, Warren, Ohio, on Monday, April 29, 2002, at 10:00 A.M., local time, for the following purposes:

     1. To elect five Directors, two of whom will be Class A Directors elected by the holders of Class A Common Stock, and three of whom will be Class B Directors elected by the holders of Class B Common Stock, such Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified; and

     2. To transact such other business as may properly come before the meeting and any adjournment thereof;

all in accordance with the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on Friday, March 1, 2002, as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only those shareholders of record at the close of business on such date will be entitled to vote at the meeting or any adjournment thereof.

     Your prompt action in sending in your proxy will be greatly appreciated. An envelope is provided for your use which requires no postage if mailed in the United States. If you have more than one shareholder account, you are receiving a proxy for each account. Please vote, date, sign and mail all proxies you receive.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/  Jeffrey M. Grinstein

                                        JEFFREY M. GRINSTEIN
                                        General Counsel and Secretary

Warren, Ohio
March 22, 2002


                                  IMPORTANT:

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHICH ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 2002

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Avalon Holdings Corporation (the "Company") of proxies in the form enclosed herewith to be voted at the Annual Meeting of Shareholders to be held at the Grand Pavilion, One American Way, Warren, Ohio, on Monday, April 29, 2002, at 10:00 A.M., local time, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being sent to each holder of the issued and outstanding shares of Class A Common Stock, $.01 par value, ("Class A Common Stock") and Class B Common Stock, $.01 par value, ("Class B Common Stock," and together with the Class A Common Stock, the "Common Stock") of the Company entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2001, including financial statements, is being mailed to shareholders, together with this Proxy Statement and the accompanying form of proxy, beginning on or about March 28, 2002.

     Any shareholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by giving written notice to the Secretary of the Company, by voting in person at the Annual Meeting, or by execution of a subsequent proxy provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no applicable instructions are indicated, in favor of the Directors named therein. The persons named in the enclosed form of proxy are authorized to vote, in their discretion, upon such other business as may properly come before the meeting and any adjournment thereof. Only those shares represented at the Annual Meeting in person or by proxy shall be counted for purposes of determining the number of votes required for any proposals upon which shareholders of the Company shall be called upon to vote. Abstentions and "broker non-votes" shall not be counted as votes for or against any matter upon which shareholders of the Company shall be called upon to vote. The Articles of Incorporation of the Company do not permit cumulative voting in the election of Directors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on March 1, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. At the Annual Meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors ("Class A Directors") and the holders of Class B Common Stock will be entitled, as a class, to elect three Directors ("Class B Directors," and together with the Class A Directors, the "Directors").

     Except for the election of Directors and as otherwise required by the provisions of the Company's Articles of Incorporation or by law, holders of the Class A Common Stock and Class B Common Stock will vote or consent as a single class on all matters with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. In the event that the outstanding shares of Class B Common Stock constitute less than 50% of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, the holders of the Class A Common Stock and Class B Common Stock will vote as a single class for the election of Directors. At the close of business on March 1, 2002, the Company had outstanding 3,185,240 shares of

Class A Common Stock entitling the holders thereof to 3,185,240 votes in the aggregate and 618,091 shares of Class B Common Stock entitling the holders thereof to 6,180,910 votes in the aggregate.

     Each share of Class B Common Stock is convertible at any time, at the option of the shareholder, into one share of Class A Common Stock. Shares of Class B Common Stock are also automatically converted into shares of Class A Common Stock on the transfer of such shares to any person other than the Company, another holder of Class B Common Stock or a "Permitted Transferee" as defined in the Company's Articles of Incorporation. The Class A Common Stock is not convertible.

     The following table sets forth information with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of either class of Common Stock. This information is as of February 14, 2002, unless noted that it is based upon Schedules 13-D or 13-G filed with the Securities and Exchange Commission (the "Commission"), in which event such information is as of December 31, 2001.

                                                              Beneficially Owned as of February 14, 2002
                                            ------------------------------------------------------------------------
                                             Class A Common Stock     Class B Common Stock     Percent of   Percent
                                             --------------------     --------------------       all       of Total
                                              Number    Percent of   Number of   Percent of     Common      Voting
                   Name                     of Shares     Class        Shares       Class       Stock       Power
                   ----                     ---------     -----        ------       -----       -----       -----
Ronald E. Klingle (1)(2)                     170,417       5.4%       611,133       98.9%        20.5%       67.1%

Lourde John Constable (3)(4)                 506,046      15.9             --         --         13.3         5.4
     5 Radnor Corporate Center
     100 Matsonford Road, Suite 520
     Radnor, PA  19087

Constable Partners, L.P. (3)(4)              443,946      13.9             --         --         11.7         4.7
     5 Radnor Corporate Center
     100 Matsonford Road, Suite 520
     Radnor, PA  19087

Keeley Asset Management                      234,400       7.4             --         --          6.2         2.5
     Corp. (5)(6)
     401 South LaSalle Street
     Chicago, Illinois  60605

Anil C. Nalluri, M.D., Inc.                  224,677       7.1             --         --          5.9         2.4
      Profit Sharing Plan and Trust
      (5)
      c/o Anil C. Nalluri, M.D., Inc.
      5500 Market Street
      Youngstown, OH  44512

(1) Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle's spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held by Mr. Klingle in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle's spouse, the beneficial ownership of which Mr. Klingle disclaims). Mr. Klingle has sole voting power and sole investment power over 170,020 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.

(2) Ronald E. Klingle is an employee, executive officer and director of the Company. The address for Mr. Klingle is c/o Avalon Holdings Corporation, One American Way, Warren, Ohio 44484-5555.

(3) Each named security holder has shared voting power and shared investment power over all of the shares listed. Under the rules of the Commission, Mr. Constable is deemed to be the beneficial owner of the shares owned by Constable Partners, L.P.

(4) Based upon information contained in Schedule 13-G filed with the Commission on February 14, 2002.

(5) Each named security holder has sole voting power and sole investment power over all of the shares listed.

(6) Based upon information contained in Schedule 13-G filed with the Commission on February 4, 2002.

                             ELECTION OF DIRECTORS

     It is intended that the proxies will be voted for the election of the five nominees named below to hold office as Directors until the next succeeding annual shareholders' meeting and until their respective successors are duly elected and qualified. Specifically, the holders of Class A Common Stock are entitled, as a class, to elect two Class A Directors and the holders of Class B Common Stock are entitled, as a class, to elect three Class B Directors. It is the intention of the persons named in the enclosed forms of proxy to vote such proxies as specified and if no specification is made, to vote such proxies for the election as Directors of the nominees for Class A Directors and Class B Directors listed below. All such nominees have consented to serve if elected. While management has no reason to believe that any of the nominees will not be available to serve as a Director, if for any reason any of them should become unavailable, the proxies will be voted for such substitute nominees as may be designated by the Board of Directors. The two nominees for Class A Directors receiving the greatest number of votes from the holders of shares of Class A Common Stock eligible to be cast at the meeting will be elected Class A Directors; and, the three nominees for Class B Directors receiving the greatest number of votes from the holders of shares of Class B Common Stock eligible to be cast at the meeting will be elected Class B Directors.

     Set forth below is certain information about the nominees for Class A Directors and Class B Directors:

                                                  Director
                                                  --------
            Name                        Age        Since                       Title                 Term
            ----                        ---        -----                       -----                 ----
Nominees for Class A Directors:
Sanford B. Ferguson                      55         1998      Director                              1 year
Stephen L. Gordon                        60         1998      Director                              1 year

Nominees for Class B Directors:
Ronald E. Klingle                        54         1998      Chairman of the Board, Chief          1 year
                                                              Executive Officer and a Director
Ted Wesolowski                           50           --      Director                              1 year
Robert M. Arnoni                         46         1998      Director                              1 year

Set forth below is information concerning each nominee for election as a director, including such nominee's principal occupation.

     Sanford B. Ferguson has been a director of the Company since June 1998 and had been a director of American Waste Services, Inc. since January 1991. Mr. Ferguson is currently Chairman and Chief Executive Officer of Seven Springs Farm, Inc. From August 1999 to May 15, 2000 he had been President of Solutions Consulting, Inc. From 1981 to July 1999, Mr. Ferguson had been a partner in the law firm of Kirkpatrick & Lockhart LLP. Mr. Ferguson received his Bachelor of Arts degree from Dartmouth College, his Master of Arts degree from Oxford University and his Doctor of Jurisprudence degree from Yale University.

     Stephen L. Gordon has been a director of the Company since June 1998 and had been a director of American Waste Services, Inc. since April 1997. He has been a partner in the law firm of Beveridge & Diamond, P.C. since 1982. Mr. Gordon received his Bachelor of Arts degree from Rutgers University and his Doctor of Jurisprudence degree from the University of Pennsylvania.

     Ronald E. Klingle has been a director, Chairman of the Board and Chief Executive Officer since June 1998. He had been Chairman, Chief Executive Officer and a director of American Waste Services, Inc. since December 1988. Mr. Klingle has over 30 years of environmental experience and received his Bachelor of Engineering degree in Chemical Engineering from Youngstown State University. Mr. Klingle is the spouse of Frances R. Klingle who is the Chief Administrative Officer and Controller of the Company.

     Ted Wesolowski, is a candidate for election to the Board. He is a shareholder and a member of the Board of Directors of Babst, Calland, Clements & Zomnir, P.C., a Pittsburgh, Pennsylvania-based law firm. Mr. Wesolowski was a co-founder of, and has been with, the firm since its inception in 1986. He received his Bacholor of Science degree from The Pennsylvania State University and his Doctor of Jurisprudence degree from The University of Pittsburgh. He is also the Chairman of the Business Law Section of the Allegheny County Bar Association and is a faculty member of the Pennsylvania Business Law Institute.

     Robert M. Arnoni has been a director of the Company since June 1998 and had been a director of American Waste Services, Inc. since April 1997. He is currently President of the Arnoni Development Company, Inc. From 1985 to August 1996, Mr. Arnoni was President and Chief Executive Officer of The Arnoni Group, a management company for various, related solid waste collection, transportation and disposal operations. Mr. Arnoni has over 20 years experience in the solid waste industry.

                          STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of February 14, 2002, with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by: (i) the Company's directors, including nominees, and certain named officers of the Company, and (ii) all executive officers and directors, including nominees, as a group. See "Voting Securities and Principal Holders Thereof."

                                                         Beneficially Owned as of February 14, 2002
                                            ------------------------------------------------------------------------
                                             Class A Common Stock     Class B Common Stock    Percent of    Percent
                                             --------------------     --------------------       all       of Total
                                              Number    Percent of   Number of   Percent of     Common      Voting
                   Name                     of Shares     Class        Shares       Class        Stock       Power
                   ----                     ---------     -----        ------       -----        -----       -----
Ronald E. Klingle (2)(4)                    170,417         5.4%       611,133      98.9%        20.5%       67.1%
Timothy C. Coxson (3)                           399           *             --        --            *           *
Jeffrey M. Grinstein (3)                         --           *          5,546         *            *           *
Sanford B. Ferguson                              --           *             --        --            *           *
Robert M. Arnoni                             20,200           *             --        --            *           *
Stephen L. Gordon                                --           *             --        --            *           *
Stephen G. Kilper (2)                            --           *             --        --            *           *
Ted Wesolowski                                   --           *             --        --            *           *
All executive officers, directors and
nominees for directors as a group (10
persons) (5)                                191,016        6.0%        616,679      99.8%        21.2%       67.9%

____________________

*Less than one percent.


(1) Mr. Coxson has shared voting and investment power with his spouse. All other named persons have sole voting and sole investment power over all listed shares.

(2) Each of these individuals is an employee, executive officer and director of the Company.

(3) Each of these individuals is an employee and executive officer of the Company.

(4) Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle's spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle's spouse, the beneficial ownership of which Mr. Klingle disclaims).

(5) In determining the number of shares held by executive officers and directors as a group, shares beneficially owned by more than one executive officer or director have been counted only once.

                      MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors has established four standing committees to assist in the discharge of its responsibilities. These are the Executive, Audit, Option Plan and Compensation Committees. The Board as a whole nominates directors for election after receiving recommendations from the Executive Committee. During 2001, the Board of Directors had three meetings.

     Each incumbent Director acted pursuant to all written consents without formal meeting and attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board on which the respective Directors served during 2001.

     The Executive Committee, subject to the restrictions of the Ohio General Corporation Law, may exercise the authority of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the Board. During 2001, the Executive Committee held two meetings. The Executive Committee consists of three members, as follows: Messrs. Klingle (Chairman), Kilper and Ferguson.

     The Audit Committee is responsible for recommending the firm of independent accountants to be engaged to audit the Company's financial statements, reviewing the scope and results of the audit with the independent accountants, reviewing with management and the independent accountants the Company's interim and year-end operating results, considering the adequacy of the internal accounting controls and audit procedures of the Company and reviewing the non-audit services to be performed by the independent accountants. During 2001, the Audit Committee held four meetings. The Audit Committee consists of three members, as follows: Messrs. Gordon (Chairman), Arnoni and Ferguson.

     The Compensation Committee is responsible for reviewing and establishing the compensation arrangements for employees of the Company, including the salaries and bonuses of top management. During 2001, the Compensation Committee held one meeting. The Compensation Committee consists of three members, as follows: Messrs. Klingle (Chairman), Kilper, and Arnoni.

     The Option Plan Committee determines grants of options to purchase shares under the Company's 1998 Long-Term Incentive Plan (the "Plan") based on recommendations made by the Company's Compensation Committee. During 2001, the Option Plan Committee held no meetings. The Option Plan Committee consists of three members, as follows: Messrs. Ferguson (Chairman), Arnoni and Gordon.

Compensation Committee Interlocks and Insider Participation

     Ronald E. Klingle served as Chairman of the Compensation Committee and was an executive officer of the Company during 2001. Furthermore, during 2001, Mr. Klingle was an executive officer and/or director of various directly or indirectly wholly owned subsidiaries of the Company.

     No members of the Compensation Committee serve on a compensation committee or other board committees performing equivalent functions for any other entity other than a directly or indirectly wholly owned subsidiary of the Company.

AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on SEC Form 10-K with the Company's management and independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Audit Committee discussed with the Company's independent auditors, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with Grant Thornton LLP, their independence from the Company and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     The Board of Directors has determined that the members of the Audit Committee are independent.


AUDIT COMMITTEE

Stephen L. Gordon (Chairman)
Sanford B. Ferguson
Robert M. Arnoni

Board Committee Reports on Executive Compensation

     Compensation Committee Report. The Company maintains a cash compensation program which is designed to motivate, retain and attract management and is comprised of salaries and bonuses. Under the Company's program, the cash compensation of executive officers of the Company is dependent, in part, on discretionary bonuses which considers the past performance and potential of the executive officer.

     Ongoing executive officer compensation is determined subjectively, in that the Chief Executive Officer provides recommendations to the Compensation Committee for the proposed remuneration of the Company's officers based on his evaluation of those individuals' performance, any change in their responsibilities and their potential to contribute to the success of the Company. No specific weights have been assigned to these factors by the Committee.

     The basis upon which the compensation of the Chief Executive Officer of the Company for the last completed fiscal year was determined was generally the same as for other executive officers. As Chairman of the Compensation Committee and Chairman of the Board of Directors, the Chief Executive Officer in effect has the ability to establish the level of his cash compensation.

     Although the Company's executive compensation program is established by the Compensation Committee of the Board of Directors, which is currently composed of the below-named directors, two of whom are employees and executive officers of the Company, from time to time the Compensation Committee and the Board of Directors as a whole discuss, generally, the reasonableness of the amounts of compensation received by the Chief Executive Officer and the other executive officers.

     The Compensation Committee recommended a discretionary contribution to the Company's 401(k) Profit Sharing Plan for 2001 in the amount of four percent of each participant's cash compensation subject to Internal Revenue Code limitations.

     Section 162(m) of the Internal Revenue Code addresses the nondeductibility for federal income tax purposes of certain compensation in excess of $1 million paid to an employee during the taxable year. As it is highly unlikely that any executive officer or other employee of the Company will be awarded compensation in excess of $1 million in the foreseeable future, the Compensation Committee has not established a policy with respect to the nondeductibility of such employee compensation.

     The Compensation Committee believes that the Chief Executive Officer, as well as the other executive officers of the Company, are dedicated to achieving significant improvements in the Company's long-term financial performance and that the compensation policies, plans and programs implemented by the Company contribute to achieving this management focus.

                                                  COMPENSATION COMMITTEE



                                                  Ronald E. Klingle (Chairman)

                                                  Stephen G. Kilper

                                                  Robert M. Arnoni

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


Compensation of Executive Officers

     The following information sets forth the compensation of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 2001; in each case for services rendered in all capacities to the Company and its subsidiaries during the fiscal year ended December 31, 2001. No individual no longer serving as an executive officer as of December 31, 2001 received compensation in excess of any of the named executive officers.


                        SUMMARY COMPENSATION TABLE (1)

                                                Annual Compensation (2)                      Long Term Compensation
                                           ---------------------------------    ------------------------------------------------
                                                                                        Awards         Payouts
                                                                                ---------------------  -------

                                                                                Restricted   Options/
                                                                  Other Annual    Stock        SARs      LTIP       All Other
Name and Principal Position     Year       Salary      Bonus      Compensation   Awards      (Shares)  Payouts  Compensation (3)
---------------------------     ----       ------      -----      ------------   ------      --------  -------  ----------------
Ronald E. Klingle               2001     $  160,000  $   50,000        --           --           --        --        $ 6,800
  Chairman of the Board         2000        143,333      96,118        --           --           --        --          6,800
  and Chief Executive           1999        140,000      82,302        --           --           --        --          6,400
  Officer

Stephen G. Kilper               2001        130,000      20,000        --           --           --        --          6,800
  Chief Executive Officer,      2000        111,667     109,828        --           --           --        --          6,800
  Antech Ltd.,                  1999        110,000      84,901        --           --           --        --          6,400
  AWS Remediation, Inc.,
  American Landfill
  Management, Inc.

Kenneth J. McMahon              2001        130,000      50,000        --           --           --        --          6,800
  Chief Executive Officer,      2000        113,000     116,893        --           --           --        --          6,800
  American Waste                1999        110,000      84,901        --           --           --        --          6,400
  Management Services, Inc.

Timothy C. Coxson               2001        130,000      50,000        --           --           --        --          6,800
  Chief Financial Officer       2000        113,333      96,118        --           --           --        --          6,800
  and Treasurer,                1999        110,000      82,302        --           --           --        --          6,400
  Chief Executive Officer,
  DartAmericA, Inc.

Jeffrey M. Grinstein            2001        130,000      50,000        --           --           --        --          6,800
  General Counsel and           2000        113,333      96,118        --           --           --        --          6,800
  Secretary                     1999        110,000      80,902        --           --           --        --          6,400

___________________________
(1) Does not include the value of certain non-cash compensation to the named individuals which did not exceed the lesser of $50,000 or 10% of such individuals' total annual salary and bonus shown in the table.
(2) Includes salary and/or bonuses deferred pursuant to Section 401(k) of the Internal Revenue Code.
(3) Reflects contributions to be made on behalf of the named executive officer pursuant to the provisions of the Company's 401(k) Profit Sharing Plan.

Option Grants in Last Fiscal Year

     There were no options granted during 2001.

Compensation of Directors

     Each of the Company's directors who is not an officer or employee of the Company is entitled to receive a retainer fee of $20,000 per year for Board of Directors membership and a fee of $1,000 for attendance at each Board of Directors meeting (or committee meeting held on a separate day). Officers and employees who serve as directors are not compensated for their services as directors. In accordance with the Avalon Holdings Corporation 1998 Long-Term Incentive Plan, non-employee directors are entitled to receive grants of options to purchase shares of Class A Common Stock as determined by the Board of Directors. All directors are reimbursed for expenses incurred in attending Board of Directors meetings and committee meetings. During 2001, the Company made no other payments to non-employee directors with respect to participation on the Board of Directors, its committees or with respect to special assignments.

Performance Graph

     The following line graph compares the yearly percentage change in the Company's cumulative total shareholder return on its Class A Common Stock for the years 1998, 1999, 2000 and 2001 with the cumulative total return of both the Amex Market Value Index and the Russell 2000 Index.

                             [GRAPH APPEARS HERE]

                                                     June 18,    December 31,    December 31,     December 31,    December 31,
                                                       1998          1998            1999            2000            2001
                                                    --------------------------------------------------------------------------
Avalon Holdings Corporation Class A Common Stock    $  100.00     $ 120.21       $   85.11         $   46.81        $    48.51
Amex Market Value Index                             $  100.00     $ 100.29       $  128.12         $  131.65        $   125.46
Russell 2000 Index                                  $  100.00     $  93.07       $  112.86         $   98.65        $   112.17

   The Company's Class A Common Stock performance shown by the above graph is not necessarily indicative of future stock performance.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company did not have any transactions during fiscal 2001 with any director, director nominee, executive officer, security holder known to the Company to own of record or beneficially more than 5% of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded $60,000.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The appointment of an independent public accountant is approved annually by the Board of Directors based on the recommendation of the Audit Committee. Grant Thornton LLP has served as independent public accountant of the Company since 1999. Representatives of Grant Thornton LLP will be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions from shareholders.


     The aggregate fees billed to the Company for the year ended December 31, 2001 by Grant Thornton LLP are as follows:

      Audit fees.................................................  $62,400
      Financial information systems
           design and implementation fees........................  $    --
      All other fees.............................................  $ 8,700

      The amount shown for "Audit fees" also includes fees relating to quarterly reviews of unaudited financial statements, and the amount shown for "All other fees" includes fees relating to the audit of the Company's 401K profit sharing plan and the Company's asset impairment analysis.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Company has enclosed its Annual Report to Shareholders for the Company and its subsidiaries for the year ended December 31, 2001, including financial statements reflecting the financial position and results of operations of the Company and its subsidiaries for that year. The Annual Report is not deemed to have been filed with the Commission and such report is not incorporated in this Proxy Statement nor is it part of this proxy solicitation.

                             SHAREHOLDER PROPOSALS

     Any proposals of shareholders which are intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Secretary of the Company at the principal executive offices of the Company not later than November 20, 2002. Such proposals must meet the requirements of the Commission to be eligible for inclusion in the Company's 2003 Proxy Materials.

                               FORM 10-K REPORT

     THE COMPANY WILL FILE ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, WITH THE COMMISSION ON OR BEFORE MARCH 30, 2002. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF NOMINAL CHARGES WHICH APPROXIMATE THE COMPANY'S COST OF REPRODUCTION OF THE EXHIBITS. WRITTEN REQUESTS FOR COPIES OF THE REPORT OR EXHIBITS SHOULD BE DIRECTED TO THE SECRETARY, AVALON HOLDINGS CORPORATION, ONE AMERICAN WAY, WARREN, OHIO 44484-5555.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters or business to be presented for action at the meeting other than as set forth above. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the meeting or any adjournment thereof.

                            SOLICITATION OF PROXIES

     The enclosed form of proxy is solicited by the Board of Directors and the proxies named therein have been designated by the Board of Directors. Shares represented by the proxy will be voted at the meeting and, where a choice has been specified, such shares will be voted in accordance with such specification. If no specification is indicated, the proxies will be voted for the election of the nominees named herein as directors and on other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. The cost of preparing, printing, assembling and mailing will be paid by the Company. In addition to the solicitation of proxies by mail, officers, directors, or other employees of the Company, as yet undesignated, and without additional remuneration, may solicit proxies personally or by other appropriate means, if deemed advisable. The Company will request brokers, banks and other nominees to send proxy material to, and obtain proxies from, the beneficial owners of Common Stock held of record by them and it will reimburse such persons for their expenses in so doing.

     We request that you complete, sign, date and return your proxy promptly to ensure that your shares will be voted at the meeting. It is hoped that you will attend the meeting. For your convenience, a self-addressed envelope, which requires no additional postage if mailed in the United States, is enclosed.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Jeffrey M. Grinstein

                                             JEFFREY M. GRINSTEIN
                                             General Counsel and Secretary
Warren, Ohio
March 22, 2002

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                          AVALON HOLDINGS CORPORATION

                                April 29, 2002

                             Class B Common Stock




             \/ Please Detach and Mail in the Envelope Provided \/


 ----- Please mark your
A [X]  votes as in this
 ----- example.

                                     The Board of Directors recommends a vote
                                     FOR the election of the following nominees:
              FOR   WITHHELD
1. ELECTION   [_]      [_]           Nominees: Ronald E. Klingle      You are encouraged to specify your choice by marking the
   OF                                          Ted Wesolowski         appropriate box, but you need not mark any box if you wish
   DIRECTORS                                   Robert M. Arnoni       to vote in accordance with the Board of Directors'
   BY THE HOLDERS OF CLASS B COMMON STOCK                             recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.
For, except vote withheld from the following nominee(s):
___________________________________________________________                                  (Change of address)

                                                                                   _____________________________________

                                                                                   _____________________________________

                                                                                   _____________________________________

                                                                                   _____________________________________





SIGNATURE(S):________________________________ DATE___________  SIGNATURE(S):________________________________ DATE:___________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full name as such

B PROXY                   AVALON HOLDINGS CORPORATION

            Proxy Solicited on Behalf of the Board of Directors of
               the Company for the Annual Meeting April 29, 2002

     The undersigned hereby appoints Ronald E. Klingle and Jeffrey M. Grinstein, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Grand Pavilion, located at One American Way, Warren, Ohio, on Monday, April 29, 2002 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class B Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

                                                                   -------------
                                                                    SEE REVERSE
     (Continued and to be marked, dated and signed on other side)       SIDE
                                                                   -------------

A PROXY                   AVALON HOLDINGS CORPORATION

            Proxy Solicited on Behalf of the Board of Directors of
               the Company for the Annual Meeting April 29, 2002

     The undersigned hereby appoints Ronald E. Klingle and Jeffrey M. Grinstein, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Grand Pavilion, located at One American Way, Warren, Ohio, on Monday, April 29, 2002 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class A Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

                                                                 ---------------
                                                                   SEE REVERSE
    (Continued and to be marked, dated and signed on other side)       SIDE
                                                                 ---------------

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                          AVALON HOLDINGS CORPORATION

                                April 29, 2002

                             Class A Common Stock




             \/ Please Detach and Mail in the Envelope Provided \/


 ----- Please mark your
A [X]  votes as in this
 ----- example.

                                     The Board of Directors recommends a vote
                                     FOR the election of the following nominees:
              FOR   WITHHELD
1. ELECTION   [_]      [_]           Nominees: Sanford B. Ferguson    You are encouraged to specify your choice by marking the
   OF                                          Stephen L. Gordon      appropriate box, but you need not mark any box if you wish
   DIRECTORS                                                          to vote in accordance with the Board of Directors'
   BY THE HOLDERS OF CLASS A COMMON STOCK                             recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.
For, except vote withheld from the following nominee(s):
___________________________________________________________                                  (Change of address)

                                                                                   _____________________________________

                                                                                   _____________________________________

                                                                                   _____________________________________

                                                                                   _____________________________________





SIGNATURE(S):________________________________ DATE___________  SIGNATURE(S):________________________________ DATE:___________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full name as such

  Avalon Holdings Corporation Participating Companies Profit Sharing Plan and
                              Trust (the "Plan")

      VOTING INSTRUCTIONS ARE SOLICITED BY PNC BANK, THE PLAN'S TRUSTEE,
            FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 29, 2002.

As a Plan Participant, I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement relating to the Annual Meeting of Shareholders of Avalon Holdings Corporation (the "Company") to be held at the Grand Pavilion, located at One American Way, Warren, Ohio, on Monday, April 29, 2002, at 10:00 a.m., local time or at any adjournment thereof, and I hereby instruct PNC Bank, as Trustee under the Plan (the "Trustee"), to vote the shares of Class A Common Stock of the Company relating to my Plan account for which I have the right to give voting directions under the Plan, at such Annual Meeting in the manner set forth hereon. This card must be returned to Corporate Election Services using the enclosed envelope, who will tabulate voting instructions for the Trustee. If this card is not received by Corporate Election Services on or before the close of business on April 22, 2002, the Trustee cannot ensure that your voting instructions will be tabulated and counted. Your voting instructions will be accorded confidential treatment.

  Please sign, date and return this card promptly using the enclosed envelope

                      (To be signed on the reverse side)

  Avalon Holdings Corporation Participating Companies Profit Sharing Plan and
                              Trust (the "Plan")

      VOTING INSTRUCTIONS ARE SOLICITED BY PNC BANK, THE PLAN'S TRUSTEE,
            FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 29, 2002.

                        (Continued on the reverse side)

1. ELECTION OF DIRECTORS BY THE HOLDERS OF CLASS A COMMON STOCK.
The Board of Directors of the Company recommends a vote FOR the election of the following nominees.

Nominees: Sanford B. Ferguson and Stephen L. Gordon

 [_] FOR all nominees listed above, except vote withheld for the following nominee(s):

 ----------------------------------

 [_] WITHHOLD AUTHORITY to vote for all nominees listed above.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ADJOURNMENTS THEREOF.



SIGNATURE                 DATE
         ---------------      --------

This Voting Instruction Card should be signed exactly as name appears hereon. Please sign, date and return this card promptly using the enclosed envelope.

This Voting Instruction Card, when properly executed, will be voted as directed above. If such card is returned executed with no direction given or if not returned at all, the Trustee shall vote in its absolute discretion.